Stock Based Compensation	9 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Stock Based Compensation

3.    STOCK-BASED COMPENSATION

The Company records compensation expense related to options granted to employees and non-employees based on the fair value of the award.

Compensation cost is recorded as earned for all unvested stock options outstanding at the beginning of the first year based upon the grant date fair value estimates, and for compensation cost for all share-based payments granted or modified subsequently, based on fair value estimates.

As of September 30, 2011, stock-based compensation for options attributable to employees, officers and directors was approximately $71,000 and has been included in the Company's statement of operations.  Compensation costs for stock options, which vest over time, are recognized over the vesting period. As of September 30, 2011, the Company had approximately $408,000 of unrecognized compensation cost related to granted stock options, to be recognized over the remaining vesting period of approximately three years.

The Company has a 1995 stock option plan (the “Plan”) approved by its stockholders for officers, directors and key employees of the Company and consultants to the Company.  Participants are eligible to receive incentive and/or nonqualified stock options.  The aggregate number of shares that may be granted under the Plan is 8,255,219 shares.  The Plan is administered by the compensation committee of the board of directors.  The selection of participants, grant of options, determination of price and other conditions relating to the exercise of options are determined by the compensation committee of the board of directors and administered in accordance with the Plan.

Both incentive stock options and non-qualified options granted to employees, officers and directors under the Plan are exercisable for a period of up to 10 years from the date of grant, at an exercise price that is not less than the fair market value of the common stock on the date of the grant.  The options typically vest in installments of 1/48 of the options outstanding every month.

A summary of the Company’s activity under the Plan as of September 30, 2011 and changes during the nine months then ended is as follows:

	Shares	Weighted average exercise price	Weighted average remaining contractual (years)	Aggregate intrinsic value (thousands)
Outstanding, January 1, 2011	5,738,167	$0.41
Granted	457,000	$0.99
Exercised / Expired	(954,500)	$0.08
Outstanding, September 30, 2011	5,240,667	$0.53	7.05	$1,253

Vested and exercisable, September 30, 2011	4,328,854	$0.44	6.59	$1,431

The Company estimates the fair value of stock options using a Black-Scholes valuation model. Key input assumptions used to estimate the fair value of stock options include the expected term, expected volatility of the Company’s stock, the risk free interest rate, option forfeiture rates, and dividends, if any. The expected term of the options is based upon the historical term until exercise or expiration of all granted options. The expected volatility is derived from the historical volatility of the Company’s stock on the U.S. Over the Counter market for a period that matches the expected term of the option. The risk-free interest rate is the constant maturity rate published by the U.S. Federal Reserve Board that corresponds to the expected term of the option.